EXHIBIT 4.4

     Form of Preferred Stock Certificate for Series B Cumulative Preferred Stock
(Face)

Temporary Certificate - Exchangeable for Definitive Engraved Certificate When Ready for Delivery

SERIES  B  CUMULATIVE
PREFERRED  STOCK

THORNBURG  MORTGAGE,  INC.

SEE  REVERSE  FOR  CERTAIN  DEFINITIONS

CUSIP  885218

INCORPORATED  UNDER  THE  LAWS  OF  THE  STATE  OF  MARYLAND

THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND NEW YORK, NEW YORK

This  Certifies  that



is  the  record  holder  of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES B CUMULATIVE PREFERRED STOCK, $.01 PAR VALUE, OF

THORNBURG  MORTGAGE,  INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by the Registrar.
WITNESS the facsimile Corporate Seal of this Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned  and  Registered;
CONTINENTAL  STOCK  TRANSFER  &  TRUST  COMPANY
Transfer  Agent  and  Registrar
By


Authorized  Signature


Secretary            Chairman

   Form of Preferred Stock Certificate for Series B Cumulative Preferred  Stock
                                     (Back)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF MAINTAINING THE CORPORATION'S STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, INCLUDING A RESTRICTION ON OWNERSHIP OF EQUITY STOCK IN EXCESS OF 9.9% (SUBJECT TO CERTAIN EXCEPTIONS) OF THE OUTSTANDING EQUITY STOCK OF THE CORPORATION ALL AS SET FORTH IN THE CORPORATION'S ARTICLES OF INCORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT OR THE SECRETARY OF THE CORPORATION.

IN ADDITION, THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS AND SERIES WHICH THE CORPORATION IS
AUTHORIZED TO ISSUE AND THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH CLASS AND SERIES, IF ANY, TO THE EXTENT THEY HAVE BEEN SET, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST MAY BE MADE TO THE TRANSFER AGENT OR THE SECRETARY OF THE CORPORATION.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN  COM     -     as  tenants  in  common
     TEN  ENT     -     as  tenants  by  the  entireties
      JT  TEN     -     as  joint  tenants  with  right  of
                        survivorship  and  not  as  tenants
                        in  common

     UNIF  GIFT  MIN  ACT -        Custodian
                            ------           --------
                            (Cust)           (Minor)
                       under  Uniform  Gifts  to  Minors
                       Act
                           --------------------------------
                                         (State)
UNIF  TRF  MIN  ACT -          Custodian  (until  age      )
                      --------                        ----
                       (Cust)
                                under  Uniform  Transfers
                      ---------
                      (Minor)
                      to  Minors  Act
                                      --------------------------------
                                               (State)

Additional  abbreviations  may  also  be  used  though  not  in  the above list.

    FOR VALUE RECEIVED,                    hereby sell, assign and transfer unto

     PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
     IDENTIFYING  NUMBER  OF  ASSIGNEE

 (PLEASE  PRINT  OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s)  Guaranteed
By


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.